UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 28, 2009

        PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	0-11635 (Commission File Number)	59-2058100 (I.R.S. Employer Identification No.)
147 Keystone Drive, Montgomeryville, Pennsylvania (Address of Principal Executive Offices)		18936 (Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2009, Wayne M. Withrow, a member of the Board of Directors (the “Board”) of PhotoMedex, Inc. (the “Company”), resigned as a member of the Board effective immediately.  Mr. Withrow was a member of the Compensation and Audit Committees of the Board at the time of his resignation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date December 31, 2009	By:	/s/ Dennis M. McGrath
Name Dennis M. McGrath
Title President, Chief Executive Officer and Chief Financial Officer